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     SUPPLEMENT TO THE PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION

                    WARBURG PINCUS CAPITAL APPRECIATION FUND

The following information supplements certain information contained in the fund's Prospectuses and Statement of Additional Information.

Jeffrey T. Rose, CFA, joins Susan L. Black as Co-Portfolio Manager of the fund. Mr. Rose joined CSAM as a Director in September 2000. Previously, Mr. Rose was a managing director and portfolio manager with Prudential Investments, which he joined in 1994 as an equity analyst, and an analyst and portfolio manager of private securities for Prudential Capital Group from 1992 to 1994.

Dated: November 17, 2000                                                 16-1100
                                                                             for
                                                                           WPUSL
                                                                           ADCAP